MERRILL LYNCH & CO.                                         SALOMON BROTHERS INC

                            THE DEALER MANAGERS FOR

                     AMERICAN ELECTRIC POWER COMPANY, INC.
                           OFFER TO PURCHASE FOR CASH
           ANY AND ALL OUTSTANDING SHARES OF THE FOLLOWING SERIES OF
                         CUMULATIVE PREFERRED STOCK OF

                         INDIANA MICHIGAN POWER COMPANY

119,767 SHARES, CUMULATIVE PREFERRED STOCK, 4-1/8% SERIES AT A PURCHASE PRICE OF $62.31 PER SHARE, CUSIP NUMBER 454889 30 4
 40,000 SHARES, CUMULATIVE PREFERRED STOCK, 4.12% SERIES AT A PURCHASE PRICE OF $64.17 PER SHARE, CUSIP NUMBER 454889 20 8
 60,000 SHARES, CUMULATIVE PREFERRED STOCK, 4.56% SERIES AT A PURCHASE PRICE OF $69.94 PER SHARE, CUSIP NUMBER 454889 82 5
400,000 SHARES, CUMULATIVE PREFERRED STOCK, 5.90% SERIES AT A PURCHASE PRICE OF $101.83 PER SHARE, CUSIP NUMBER 454889 85 8
300,000 SHARES, CUMULATIVE PREFERRED STOCK, 6-1/4% SERIES AT A PURCHASE PRICE OF $103.79 PER SHARE, CUSIP NUMBER 454889 84 1
300,000 SHARES, CUMULATIVE PREFERRED STOCK, 6-7/8% SERIES AT A PURCHASE PRICE OF $106.45 PER SHARE, CUSIP NUMBER 454889 86 6
350,000 SHARES, CUMULATIVE PREFERRED STOCK, 6.30% SERIES AT A PURCHASE PRICE OF $103.71 PER SHARE, CUSIP NUMBER 454889 83 3
                            ------------------------

    THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON FRIDAY, FEBRUARY 28, 1997, UNLESS THE OFFER IS EXTENDED.

                            ------------------------

                                                                January 30, 1997

To Brokers, Dealers, Commercial Banks,
  Trust Companies and Other Nominees:

    We have been appointed by American Electric Power Company, Inc., a New York corporation ("AEP"), to act as Dealer Managers and in connection therewith are enclosing the material listed below relating to the invitation of AEP to the holders of each series of cumulative preferred stock of Indiana Michigan Power Company, an Indiana corporation and direct utility subsidiary of AEP ("I&M"), listed above (each a "Series of Preferred") to tender any and all of their shares of a Series of Preferred ("Shares") for purchase at the purchase price per Share listed above plus accrued and unpaid dividends, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement, dated January 30, 1997 (the "Offer to Purchase and Proxy Statement"), the proxy and in the Letter of Transmittal for the Shares tendered. As to each Series of Preferred, the Offer to Purchase and Proxy Statement, together with the applicable Letter of Transmittal, constitutes the "Offer". AEP will purchase all Shares validly tendered and not withdrawn, upon the terms and subject to the conditions of the Offer. The Offer for a Series of Preferred is not conditioned upon any minimum number of Shares of such Series of Preferred being tendered and is independent of the Offer for any other Series of Preferred. WHILE PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER NEED NOT VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO I&M'S AMENDED ARTICLES OF ACCEPTANCE, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"), THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT). IN ADDITION, PREFERRED SHAREHOLDERS OF RECORD HAVE THE RIGHT TO VOTE FOR OR AGAINST THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES BY CASTING THEIR VOTE AND SIGNING THE PROXY ENCLOSED HEREWITH OR BY VOTING IN PERSON AT THE SPECIAL MEETING. IF THE PROPOSED AMENDMENT IS APPROVED AND ADOPTED BY I&M'S SHAREHOLDERS, I&M WILL MAKE A SPECIAL CASH PAYMENT IN THE AMOUNT OF $1.00 PER SHARE TO EACH PREFERRED SHAREHOLDER WHO VOTED IN FAVOR OF THE PROPOSED AMENDMENT, PROVIDED THAT SUCH SHARES HAVE NOT BEEN TENDERED PURSUANT TO THE OFFER. SEE "PROPOSED AMENDMENT AND PROXY SOLICITATION", "TERMS OF THE OFFER -- CERTAIN CONDITION OF THE OFFER" AND "TERMS OF THE OFFER -- EXTENSION OF TENDER PERIOD; TERMINATION; AMENDMENT" IN THE OFFER TO PURCHASE AND PROXY STATEMENT.

    We are asking you to contact your clients for whom you hold Shares registered in your name (or in the name of your nominee) or who hold Shares registered in their own names. Please bring the Offer to their attention as promptly as possible.

    AEP will pay to each designated Soliciting Dealer a solicitation fee of $1.50 per Share for Shares of the 4 1/8% Series, the 4.12% Series and the 4.56% Series that are tendered, accepted for payment and paid for pursuant to the Offer (except that for transactions for beneficial owners equal to or exceeding 5,000 Shares, AEP will pay a solicitation fee of $1.00 per Share for Shares of the 4-1/8% Series, the 4.12% Series and the 4.56% Series). AEP will pay a solicitation fee of $.50 per Share for Shares of the 5.90% Series, the 6-1/4 Series, the 6.30% Series and the 6-7/8% Series that are tendered, accepted for payment and paid for pursuant to the Offer; provided, however, that any fee payable pursuant to this sentence shall be paid 80% to the Dealer Managers and 20% to any designated Soliciting Dealer (which may be a Dealer Manager). I&M will pay a separate fee of $.50 per Share for Shares of the 4-1/8% Series, the 4.12% Series and the 4.56% Series that are not tendered pursuant to the Offer but which are voted in favor of the Proposed Amendment. A designated Soliciting Dealer is an entity obtaining the tender or proxy, if the Letter of Transmittal or proxy, as the case may be, shall include its name and it is (i) any broker or dealer in securities, including the Dealer Managers in their capacity as a broker or dealer, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (ii) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (iii) any bank or trust company. No solicitation fee or separate fee (other than solicitation fees payable to Dealer Managers as provided above) shall be payable to a Soliciting Dealer with respect to the tender of Shares or the vote of Shares by a holder unless the Letter of Transmittal or proxy accompanying such tender or vote, as the case may be, designates such Soliciting Dealer. No solicitation fee or separate fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered or voted for the benefit of one or more beneficial owners identified on the Letter of Transmittal or on the Notice of Solicited Tenders (included below). No solicitation fee or separate fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No solicitation fee shall be paid to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account and no separate fee shall be paid to a Soliciting Dealer with respect to Shares voted for such Soliciting Dealer's own account. A Soliciting Dealer shall not be entitled to a solicitation fee or a separate fee for Shares beneficially owned by such Soliciting Dealer. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of AEP, I&M the Depositary (as defined below), the Dealer Managers or the Information Agent (as defined below) for purposes of the Offer.

    Soliciting Dealers will include any of the organizations described in clauses (i), (ii) and (iii) above even when the activities of such organizations in connection with the Offer consist solely of forwarding to clients materials relating to the Offer, including the Letter of Transmittal and tendering Shares as directed by beneficial owners thereof. No Soliciting Dealer is required to make any recommendation to holders of Shares as to whether to tender or refrain from tendering in the Offer. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with the Offer included any activities other than those described above, and for all purposes noted in all materials relating to the Offer, the term "solicit" shall be deemed to mean no more than "processing shares tendered" or "forwarding to customers materials regarding the Offer."

    AEP will also, upon request, reimburse Soliciting Dealers for reasonable and customary handling and mailing expenses incurred by them in forwarding materials relating to the Offer to their customers. AEP will pay all stock transfer taxes applicable to its purchase of Shares pursuant to the Offer, subject to Instruction 6 of the Letter of Transmittal.

    In order for a Soliciting Dealer to receive a solicitation fee or a separate fee, First Chicago Trust Company of New York, as Depositary (the "Depositary"), must have received from such Soliciting Dealer a properly completed and duly executed Notice of Solicited Tenders and Proxies in the form attached hereto within three business days after the expiration of the Offer or a properly executed proxy on or before the Expiration Date.

    For your information and for forwarding to your clients for whom you hold Shares registered in your name (or in the name of your nominee), we are enclosing the following documents:

        1. The Offer to Purchase and Proxy Statement, dated January 30, 1997.

        2. A separate Letter of Transmittal for each Series of Preferred for your use and for the information of your clients.

        3. A Proxy.

        4. A letter to shareholders of I&M from its Chairman of the Board and Chief Executive Officer.

        5. A Notice of Guaranteed Delivery to be used to accept the Offer if the Shares and all other required documents cannot be delivered to the Depositary by the applicable Expiration Date (as defined in the Offer to Purchase and Proxy Statement).

        6. A form of letter which may be sent to your clients for whose accounts you hold Shares registered in your name or in the name of your nominee, with space for obtaining such clients' instructions with regard to the Offer and with regard to the proxy solicitation by I&M.

        7. Guidelines of the Internal Revenue Service for Certification of Taxpayer Identification Number on Substitute Form W-9, providing information relating to backup federal income tax withholding.

        8. A return envelope addressed to First Chicago Trust Company of New York, the Depositary.

        9. Cover Letter containing Summary Simplified Instructions.

    Each Series of Preferred has its own Letter of Transmittal, and only the applicable Letter of Transmittal for a particular Series or a Notice of Guaranteed Delivery may be used to tender Shares of such Series of Preferred.

    We urge you to contact your clients as promptly as possible. Please note that the Offer and withdrawal rights will expire at 5:00 p.m., New York City time, on Friday, February 28, 1997, unless the Offer is extended.

    NEITHER AEP, I&M, THEIR RESPECTIVE BOARDS OF DIRECTORS NOR ANY OF THEIR RESPECTIVE OFFICERS MAKES ANY RECOMMENDATION TO ANY PREFERRED SHAREHOLDER AS TO WHETHER TO TENDER ANY OR ALL SHARES. EACH PREFERRED SHAREHOLDER MUST MAKE HIS OR HER OWN DECISION AS TO WHETHER TO TENDER SHARES AND, IF SO, HOW MANY SHARES TO TENDER.

    Any questions or requests for assistance or additional copies of the enclosed materials may be directed to Morrow & Co., Inc., the Information Agent, or to us, as Dealer Managers, at the respective addresses and telephone numbers set forth on the back cover of the enclosed Offer to Purchase and Proxy Statement.

                               Very truly yours,
MERRILL LYNCH & CO.                                         SALOMON BROTHERS INC

    NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY PERSON AS THE AGENT OF AEP, I&M, THE DEALER MANAGERS, THE INFORMATION AGENT OR THE DEPOSITARY, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE OFFER OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.

       NOTICE OF SOLICITED TENDERS AND PROXIES FOR THE I&M 4-1/8% SERIES

     List below the number of Shares tendered or voted in favor of the Proposed Amendment but not tendered by each beneficial owner whose tender or vote you have solicited. All Shares in a Series of Preferred beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the table below. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, list the Shares in a separate signed schedule and affix the list to this Notice of Solicited Tenders and Proxies. PLEASE DO NOT COMPLETE THE SECTIONS OF THE TABLE HEADED "TO BE COMPLETED ONLY BY DEPOSITARY."

     ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO, AND ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO, THE DEPOSITARY. ALL NOTICES OF SOLICITED TENDERS MUST BE RECEIVED BY THE DEPOSITARY WITHIN THREE BUSINESS DAYS AFTER THE EXPIRATION DATE.

          BENEFICIAL HOLDERS OF LESS THAN 5,000 SHARES (TENDERS ONLY)

--------------------------------------------------------------------------------------------------
                                                 TO BE COMPLETED BY        TO BE COMPLETED ONLY
                                                  SOLICITING DEALER           BY DEPOSITARY
                                             -----------------------------------------------------
                                                NUMBER OF    VOI TICKET    NUMBER OF    $1.50 FEE
  BENEFICIAL OWNERS                          SHARES TENDERED   NUMBER*  SHARES ACCEPTED PER SHARE
--------------------------------------------------------------------------------------------------
  Beneficial Owner No. 1.....................
--------------------------------------------------------------------------------------------------
  Beneficial Owner No. 2.....................
--------------------------------------------------------------------------------------------------
  Beneficial Owner No. 3.....................
--------------------------------------------------------------------------------------------------
  Beneficial Owner No. 4.....................
--------------------------------------------------------------------------------------------------
  Beneficial Owner No. 5.....................
--------------------------------------------------------------------------------------------------
          Total..............................
--------------------------------------------------------------------------------------------------

           BENEFICIAL HOLDERS OF 5,000 OR MORE SHARES (TENDERS ONLY)

--------------------------------------------------------------------------------------------------
                                                 TO BE COMPLETED BY        TO BE COMPLETED ONLY
                                                  SOLICITING DEALER           BY DEPOSITARY
                                             -----------------------------------------------------
                                                NUMBER OF    VOI TICKET    NUMBER OF    $1.00 FEE
  BENEFICIAL OWNERS                          SHARES TENDERED   NUMBER*  SHARES ACCEPTED PER SHARE
--------------------------------------------------------------------------------------------------
  Beneficial Owner No. 1.....................
--------------------------------------------------------------------------------------------------
  Beneficial Owner No. 2.....................
--------------------------------------------------------------------------------------------------
  Beneficial Owner No. 3.....................
--------------------------------------------------------------------------------------------------
  Beneficial Owner No. 4.....................
--------------------------------------------------------------------------------------------------
  Beneficial Owner No. 5.....................
--------------------------------------------------------------------------------------------------
          Total..............................
--------------------------------------------------------------------------------------------------

* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer. At the time of tendering Shares in book-entry form, please indicate your request in the comments field.

                                   PROXY ONLY

------------------------------------------------------------------------------------------------
                                                      TO BE COMPLETED BY     TO BE COMPLETED
                                                       SOLICITING DEALER      BY DEPOSITARY
                                                      ------------------------------------------
                                                           NUMBER OF       NUMBER OF   $.50 FEE
  BENEFICIAL OWNERS                                      SHARES VOTED    SHARES VOTED PER SHARE
------------------------------------------------------------------------------------------------
  Beneficial Owner No. 1..............................
------------------------------------------------------------------------------------------------
  Beneficial Owner No. 2..............................
------------------------------------------------------------------------------------------------
  Beneficial Owner No. 3..............................
------------------------------------------------------------------------------------------------
  Beneficial Owner No. 4..............................
------------------------------------------------------------------------------------------------
  Beneficial Owner No. 5..............................
------------------------------------------------------------------------------------------------
          Total.......................................
------------------------------------------------------------------------------------------------

     All questions as to the validity, form and eligibility (including time of receipt) of any Notice of Solicited Tenders will be determined by the Depositary, in its sole discretion, which determination will be final and binding. Neither the Depositary nor any other person will be under any duty to give notification of any defects or irregularities in any Notice of Solicited Tenders or incur any liability for failure to give such notification.

     DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.

     PLEASE COMPLETE THE SIGNATURE FORM ON THE LAST PAGE.

        NOTICE OF SOLICITED TENDERS AND PROXIES FOR THE I&M 4.12% SERIES

     List below the number of Shares tendered or voted in favor of the Proposed Amendment but not tendered by each beneficial owner whose tender or vote you have solicited. All Shares in a Series of Preferred beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the table below. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, list the Shares in a separate signed schedule and affix the list to this Notice of Solicited Tenders and Proxies.PLEASE DO NOT COMPLETE THE SECTIONS OF THE TABLE HEADED "TO BE COMPLETED ONLY BY DEPOSITARY."

     ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO, AND ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO, THE DEPOSITARY. ALL NOTICES OF SOLICITED TENDERS MUST BE RECEIVED BY THE DEPOSITARY WITHIN THREE BUSINESS DAYS AFTER THE EXPIRATION DATE.

          BENEFICIAL HOLDERS OF LESS THAN 5,000 SHARES (TENDERS ONLY)

--------------------------------------------------------------------------------------------------
                                                 TO BE COMPLETED BY        TO BE COMPLETED ONLY
                                                  SOLICITING DEALER           BY DEPOSITARY
                                             -----------------------------------------------------
                                                NUMBER OF    VOI TICKET    NUMBER OF    $1.50 FEE
   BENEFICIAL OWNERS                         SHARES TENDERED   NUMBER*  SHARES ACCEPTED PER SHARE
--------------------------------------------------------------------------------------------------
  Beneficial Owner No. 1.....................
--------------------------------------------------------------------------------------------------
  Beneficial Owner No. 2.....................
--------------------------------------------------------------------------------------------------
  Beneficial Owner No. 3.....................
--------------------------------------------------------------------------------------------------
  Beneficial Owner No. 4.....................
--------------------------------------------------------------------------------------------------
  Beneficial Owner No. 5.....................
--------------------------------------------------------------------------------------------------
          Total..............................
--------------------------------------------------------------------------------------------------

           BENEFICIAL HOLDERS OF 5,000 OR MORE SHARES (TENDERS ONLY)

--------------------------------------------------------------------------------------------------
                                                 TO BE COMPLETED BY        TO BE COMPLETED ONLY
                                                  SOLICITING DEALER           BY DEPOSITARY
                                             -----------------------------------------------------
                                                NUMBER OF    VOI TICKET    NUMBER OF    $1.00 FEE
   BENEFICIAL OWNERS                         SHARES TENDERED   NUMBER*  SHARES ACCEPTED PER SHARE
--------------------------------------------------------------------------------------------------
  Beneficial Owner No. 1.....................
--------------------------------------------------------------------------------------------------
  Beneficial Owner No. 2.....................
--------------------------------------------------------------------------------------------------
  Beneficial Owner No. 3.....................
--------------------------------------------------------------------------------------------------
  Beneficial Owner No. 4.....................
--------------------------------------------------------------------------------------------------
  Beneficial Owner No. 5.....................
--------------------------------------------------------------------------------------------------
          Total..............................
--------------------------------------------------------------------------------------------------

---------------
* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer. At the time of tendering Shares in book-entry form, please indicate your request in the comments field.

                                   PROXY ONLY

------------------------------------------------------------------------------------------------
                                                      TO BE COMPLETED BY     TO BE COMPLETED
                                                       SOLICITING DEALER      BY DEPOSITARY
                                                      ------------------------------------------
                                                           NUMBER OF       NUMBER OF   $.50 FEE
   BENEFICIAL OWNERS                                     SHARES VOTED    SHARES VOTED PER SHARE
------------------------------------------------------------------------------------------------
  Beneficial Owner No. 1..............................
------------------------------------------------------------------------------------------------
  Beneficial Owner No. 2..............................
------------------------------------------------------------------------------------------------
  Beneficial Owner No. 3..............................
------------------------------------------------------------------------------------------------
  Beneficial Owner No. 4..............................
------------------------------------------------------------------------------------------------
  Beneficial Owner No. 5..............................
------------------------------------------------------------------------------------------------
          Total.......................................
------------------------------------------------------------------------------------------------

     All questions as to the validity, form and eligibility (including time of receipt) of any Notice of Solicited Tenders will be determined by the Depositary, in its sole discretion, which determination will be final and binding. Neither the Depositary nor any other person will be under any duty to give notification of any defects or irregularities in any Notice of Solicited Tenders or incur any liability for failure to give such notification.

DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.

              PLEASE COMPLETE THE SIGNATURE FORM ON THE LAST PAGE.

        NOTICE OF SOLICITED TENDERS AND PROXIES FOR THE I&M 4.56% SERIES

     List below the number of Shares tendered or voted in favor of the Proposed Amendment but not tendered by each beneficial owner whose tender or vote you have solicited. All Shares in a Series of Preferred beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the table below. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, list the Shares in a separate signed schedule and affix the list to this Notice of Solicited Tenders and Proxies. PLEASE DO NOT COMPLETE THE SECTIONS OF THE TABLE HEADED "TO BE COMPLETED ONLY BY DEPOSITARY."

     ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO, AND ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO, THE DEPOSITARY. ALL NOTICES OF SOLICITED TENDERS MUST BE RECEIVED BY THE DEPOSITARY WITHIN THREE BUSINESS DAYS AFTER THE EXPIRATION DATE.

          BENEFICIAL HOLDERS OF LESS THAN 5,000 SHARES (TENDERS ONLY)

--------------------------------------------------------------------------------------------------
                                                 TO BE COMPLETED BY        TO BE COMPLETED ONLY
                                                  SOLICITING DEALER           BY DEPOSITARY
                                             -----------------------------------------------------
                                                NUMBER OF    VOI TICKET    NUMBER OF    $1.50 FEE
   BENEFICIAL OWNERS                         SHARES TENDERED   NUMBER*  SHARES ACCEPTED PER SHARE
--------------------------------------------------------------------------------------------------
  Beneficial Owner No. 1.....................
--------------------------------------------------------------------------------------------------
  Beneficial Owner No. 2.....................
--------------------------------------------------------------------------------------------------
  Beneficial Owner No. 3.....................
--------------------------------------------------------------------------------------------------
  Beneficial Owner No. 4.....................
--------------------------------------------------------------------------------------------------
  Beneficial Owner No. 5.....................
--------------------------------------------------------------------------------------------------
          Total..............................
--------------------------------------------------------------------------------------------------

           BENEFICIAL HOLDERS OF 5,000 OR MORE SHARES (TENDERS ONLY)

--------------------------------------------------------------------------------------------------
                                                 TO BE COMPLETED BY        TO BE COMPLETED ONLY
                                                  SOLICITING DEALER           BY DEPOSITARY
                                             -----------------------------------------------------
                                                NUMBER OF    VOI TICKET    NUMBER OF    $1.00 FEE
   BENEFICIAL OWNERS                         SHARES TENDERED   NUMBER*  SHARES ACCEPTED PER SHARE
--------------------------------------------------------------------------------------------------
  Beneficial Owner No. 1.....................
--------------------------------------------------------------------------------------------------
  Beneficial Owner No. 2.....................
--------------------------------------------------------------------------------------------------
  Beneficial Owner No. 3.....................
--------------------------------------------------------------------------------------------------
  Beneficial Owner No. 4.....................
--------------------------------------------------------------------------------------------------
  Beneficial Owner No. 5.....................
--------------------------------------------------------------------------------------------------
          Total..............................
--------------------------------------------------------------------------------------------------

---------------
* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer. At the time of tendering Shares in book-entry form, please indicate your request in the comments field.

                                   PROXY ONLY

------------------------------------------------------------------------------------------------
                                                      TO BE COMPLETED BY     TO BE COMPLETED
                                                       SOLICITING DEALER      BY DEPOSITARY
                                                      ------------------------------------------
                                                           NUMBER OF       NUMBER OF   $.50 FEE
   BENEFICIAL OWNERS                                     SHARES VOTED    SHARES VOTED PER SHARE
------------------------------------------------------------------------------------------------
  Beneficial Owner No. 1..............................
------------------------------------------------------------------------------------------------
  Beneficial Owner No. 2..............................
------------------------------------------------------------------------------------------------
  Beneficial Owner No. 3..............................
------------------------------------------------------------------------------------------------
  Beneficial Owner No. 4..............................
------------------------------------------------------------------------------------------------
  Beneficial Owner No. 5..............................
------------------------------------------------------------------------------------------------
          Total.......................................
------------------------------------------------------------------------------------------------

     All questions as to the validity, form and eligibility (including time of receipt) of any Notice of Solicited Tenders will be determined by the Depositary, in its sole discretion, which determination will be final and binding. Neither the Depositary nor any other person will be under any duty to give notification of any defects or irregularities in any Notice of Solicited Tenders or incur any liability for failure to give such notification.

DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.

PLEASE COMPLETE THE SIGNATURE FORM ON THE LAST PAGE.

              NOTICE OF SOLICITED TENDERS FOR THE I&M 5.90% SERIES

     List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All Shares in a Series of Preferred beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the table below. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, list the Shares in a separate signed schedule and affix the list to this Notice of Solicited Tenders. PLEASE DO NOT COMPLETE THE SECTIONS OF THE TABLE HEADED "TO BE COMPLETED ONLY BY DEPOSITARY."

     ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO, AND ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO, THE DEPOSITARY. ALL NOTICES OF SOLICITED TENDERS MUST BE RECEIVED BY THE DEPOSITARY WITHIN THREE BUSINESS DAYS AFTER THE EXPIRATION DATE.

                                  TENDERS ONLY

---------------------------------------------------------------------------------------------------
                                             TO BE COMPLETED BY             TO BE COMPLETED ONLY
                                              SOLICITING DEALER                BY DEPOSITARY
                                    ---------------------------------------------------------------
                                       NUMBER OF         VOI TICKET         NUMBER OF     $.50 FEE
          BENEFICIAL OWNERS         SHARES TENDERED        NUMBER*       SHARES ACCEPTED PER SHARE
---------------------------------------------------------------------------------------------------
  Beneficial Owners No. 1...........
---------------------------------------------------------------------------------------------------
  Beneficial Owners No. 2...........
---------------------------------------------------------------------------------------------------
  Beneficial Owners No. 3...........
---------------------------------------------------------------------------------------------------
  Beneficial Owners No. 4...........
---------------------------------------------------------------------------------------------------
  Beneficial Owners No. 5...........
---------------------------------------------------------------------------------------------------
          Total.....................
---------------------------------------------------------------------------------------------------

---------------
* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer. At the time of tendering Shares in book-entry form, please indicate your request in the comments field.

     All questions as to the validity, form and eligibility (including time of receipt) of any Notice of Solicited Tenders will be determined by the Depositary, in its sole discretion, which determination will be final and binding. Neither the Depositary nor any other person will be under any duty to give notification of any defects or irregularities in any Notice of Solicited Tenders or incur any liability for failure to give such notification.

     DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.

     PLEASE COMPLETE THE SIGNATURE FORM ON THE LAST PAGE.

             NOTICE OF SOLICITED TENDERS FOR THE I&M 6-1/4% SERIES

     List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All Shares in a Series of Preferred beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the table below. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, list the Shares in a separate signed schedule and affix the list to this Notice of Solicited Tenders. PLEASE DO NOT COMPLETE THE SECTIONS OF THE TABLE HEADED "TO BE COMPLETED ONLY BY DEPOSITARY."

     ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO, AND ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO, THE DEPOSITARY. ALL NOTICES OF SOLICITED TENDERS MUST BE RECEIVED BY THE DEPOSITARY WITHIN THREE BUSINESS DAYS AFTER THE EXPIRATION DATE.

                                  TENDERS ONLY

--------------------------------------------------------------------------------------------------
                                              TO BE COMPLETED BY              TO BE COMPLETED
                                              SOLICITING DEALER              BY EXCHANGE AGENT
                                    --------------------------------------------------------------
                                                                            NUMBER OF
                                       NUMBER OF         VOI TICKET           SHARES     $.50 FEE
          BENEFICIAL OWNERS         SHARES TENDERED         NUMBER*          ACCEPTED   PER SHARE
--------------------------------------------------------------------------------------------------
  Beneficial Owner No. 1............
--------------------------------------------------------------------------------------------------
  Beneficial Owner No. 2............
--------------------------------------------------------------------------------------------------
  Beneficial Owner No. 3............
--------------------------------------------------------------------------------------------------
  Beneficial Owner No. 4............
--------------------------------------------------------------------------------------------------
  Beneficial Owner No. 5............
--------------------------------------------------------------------------------------------------
          Total.....................
--------------------------------------------------------------------------------------------------

---------------
* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer. At the time of tendering Shares in book-entry form, please indicate your request in the comments field.

     All questions as to the validity, form and eligibility (including time of receipt) of any Notice of Solicited Tenders will be determined by the Depositary, in its sole discretion, which determination will be final and binding. Neither the Depositary nor any other person will be under any duty to give notification of any defects or irregularities in any Notice of Solicited Tenders or incur any liability for failure to give such notification.

     DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.

     PLEASE COMPLETE THE SIGNATURE FORM ON THE LAST PAGE.

             NOTICE OF SOLICITED TENDERS FOR THE I&M 6-7/8% SERIES

     List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All Shares in a Series of Preferred beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the table below. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, list the Shares in a separate signed schedule and affix the list to this Notice of Solicited Tenders. PLEASE DO NOT COMPLETE THE SECTIONS OF THE TABLE HEADED "TO BE COMPLETED ONLY BY DEPOSITARY."

     ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO, AND ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO, THE DEPOSITARY. ALL NOTICES OF SOLICITED TENDERS MUST BE RECEIVED BY THE DEPOSITARY WITHIN THREE BUSINESS DAYS AFTER THE EXPIRATION DATE.

                                  TENDERS ONLY

--------------------------------------------------------------------------------------------------
                                              TO BE COMPLETED BY            TO BE COMPLETED ONLY
                                              SOLICITING DEALER              BY EXCHANGE AGENT
                                    --------------------------------------------------------------
                                                                            NUMBER OF
                                       NUMBER OF         VOI TICKET           SHARES     $.50 FEE
          BENEFICIAL OWNERS         SHARES TENDERED         NUMBER*          ACCEPTED   PER SHARE
--------------------------------------------------------------------------------------------------
  Beneficial Owner No. 1............
--------------------------------------------------------------------------------------------------
  Beneficial Owner No. 2............
--------------------------------------------------------------------------------------------------
  Beneficial Owner No. 3............
--------------------------------------------------------------------------------------------------
  Beneficial Owner No. 4............
--------------------------------------------------------------------------------------------------
  Beneficial Owner No. 5............
--------------------------------------------------------------------------------------------------
          Total.....................
--------------------------------------------------------------------------------------------------

---------------
* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer. At the time of tendering Shares in book-entry form, please indicate your request in the comments field.

     All questions as to the validity, form and eligibility (including time of receipt) of any Notice of Solicited Tenders will be determined by the Depositary, in its sole discretion, which determination will be final and binding. Neither the Depositary nor any other person will be under any duty to give notification of any defects or irregularities in any Notice of Solicited Tenders or incur any liability for failure to give such notification.

     DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.

     PLEASE COMPLETE THE SIGNATURE FORM ON THE LAST PAGE.

              NOTICE OF SOLICITED TENDERS FOR THE I&M 6.30% SERIES

     List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All Shares in a Series of Preferred beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the table below. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, list the Shares in a separate signed schedule and affix the list to this Notice of Solicited Tenders. PLEASE DO NOT COMPLETE THE SECTIONS OF THE TABLE HEADED "TO BE COMPLETED ONLY BY DEPOSITARY."

     ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO, AND ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO, THE DEPOSITARY. ALL NOTICES OF SOLICITED TENDERS MUST BE RECEIVED BY THE DEPOSITARY WITHIN THREE BUSINESS DAYS AFTER THE EXPIRATION DATE.

                                  TENDERS ONLY

---------------------------------------------------------------------------------------------
                                         TO BE COMPLETED BY            TO BE COMPLETED ONLY
                                         SOLICITING DEALER              BY EXCHANGE AGENT
                               --------------------------------------------------------------
                                                                       NUMBER OF
                                  NUMBER OF         VOI TICKET           SHARES     $.50 FEE
        BENEFICIAL OWNERS      SHARES TENDERED         NUMBER*          ACCEPTED   PER SHARE
---------------------------------------------------------------------------------------------
  Beneficial Owner No. 1.......
---------------------------------------------------------------------------------------------
  Beneficial Owner No. 2.......
---------------------------------------------------------------------------------------------
  Beneficial Owner No. 3.......
---------------------------------------------------------------------------------------------
  Beneficial Owner No. 4.......
---------------------------------------------------------------------------------------------
  Beneficial Owner No. 5.......
---------------------------------------------------------------------------------------------
          Total................
---------------------------------------------------------------------------------------------

---------------

* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer. At the time of tendering Shares in book-entry form, please indicate your request in the comments field.

     All questions as to the validity, form and eligibility (including time of receipt) of any Notice of Solicited Tenders will be determined by the Depositary, in its sole discretion, which determination will be final and binding. Neither the Depositary nor any other person will be under any duty to give notification of any defects or irregularities in any Notice of Solicited Tenders or incur any liability for failure to give such notification.

     DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.

     PLEASE COMPLETE THE SIGNATURE FORM ON THE LAST PAGE.

     The undersigned hereby confirms that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer; (iii) in soliciting tenders of Shares, it has used no soliciting materials other than those furnished by AEP; and (iv) if it is a foreign broker or dealer not eligible for membership in the NASD, it has agreed to conform to the NASD's Rates of Fall Practice in making solicitations.

---------------------------------------------    ---------------------------------------------
Firm Name                                        Address (Including Zip Code)

---------------------------------------------    ---------------------------------------------
By:                                              Area Code and Telephone Number
Title: